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                                                                   EXHIBIT 10j13



Schedule identifying substantially identical agreement, between Fortune Brands, Inc. ("Fortune") and the following person, to the Agreement constituting Exhibit 10j11 to the Annual Report on Form 10-K of Fortune for the Fiscal Year ended December 31, 1999.

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                                 Name
                                 ----

                             Mark Hausberg